Exhibit 10.20

Trademark License Agreement

between

Phoenix Satellite Television Trademark Limited

and

Beijing Tianying Jiuzhou Network Technology Co., Ltd.

November 24, 2009

Trademark License Agreement

This Trademark License Agreement (this “Agreement”) is entered into by the following two Parties on November 24, 2009 in Beijing, the People’s Republic of China (“China”):

(1)     Phoenix Satellite Television Trademark Limited (“Licensor”)

Registered Address: P O Box 957, Offshore Incorporations Center, Road Town,

Tortola, British Virgin Islands

Legal Representative: Cui Qiang

and

(2)     Beijing Tianying Jiuzhou Network Technology Co., Ltd. (“Licensee”)

Address: Information Building, 5th Floor, No. 12 Zhongguancun South Street,

Haidian District, Beijing 100081 China

Legal Representative: Qiao Hai Yan

Licensor and Licensee are referred to individually as a “Party” and collectively as “Parties”.

Recital

WHEREAS, Licensor is a foreign enterprise duly established and validly existing in the British Virgin Islands and owns the right to license the registered trademarks in China as set forth in Exhibit 1 hereto;

WHEREAS, Licensee is a limited liability company duly registered and validly existing in Beijing, China, its main business being the provision of Internet information services; and

WHEREAS, subject to the terms and conditions hereof, Licensor agrees to grant and Licensee agrees to accept a license to use the abovementioned registered trademarks.

NOW, THEREFORE, the Parties have agreed as follows through amicable consultation:

ARTICLE ONE     DEFINITION

1.1              Unless interpreted otherwise pursuant to the terms or context herein, each of the terms used herein shall have the meaning ascribed to it below:

“Breach” shall have the meaning ascribed to it in Section 13.1 hereof.

“Breaching Party” shall have the meaning ascribed to it in Section 13.1 hereof.

“Confidential Information” shall have the meaning ascribed to it in Section 6.1 hereof.

“Licensee Business” shall mean all Internet service businesses that are and will be conducted and developed by Licensee at any time during the term of this Agreement.

“License Fee” shall mean all fees payable by Licensee to Licensor in accordance with Article Three hereof in connection with the trademark license granted and other services provided by Licensor.

“Non-breaching Party” shall have the meaning ascribed to it in Section 13.1 hereof.

“Rights” shall have the meaning ascribed to it in Section 16.5 hereof.

1.2              Any reference herein to any law and regulation (collectively, “Law”) shall be deemed:

1.2.1           to include amendments, revisions, additions and updates to such Law, whether enacted prior to or after the execution of this Agreement; and

1.2.2           to include other decisions, notices and rules promulgated or enacted in accordance with the provisions of such Law.

1.3              Unless otherwise stated herein, references to articles, sections, subsections and paragraphs herein shall mean Articles, Sections, Subsections and Paragraphs of this Agreement.

ARTICLE TWO     GRANT OF LICENSE

2.1              Subject to the terms and conditions hereof, Licensor agrees to grant Licensee a license to use all registered trademarks as set forth in Exhibit 1 hereto, so that Licensee may use the graphics, words, signs and visible images of such trademarks, in whole or in part (collectively, “Trademarks”). The license granted hereunder shall be non-exclusive.

2.2              The Parties agree that the scope of the license granted hereunder shall be as follows:

2.2.1           The right to use the Trademarks granted to Licensee hereunder is applicable only to the extent the Trademarks are used in Licensee’s Internet service business, and any use of such Trademarks shall be limited to the registered purpose of such Trademarks as set forth in Exhibit 1 hereof. Licensee hereby agrees that it may not use or permit any third party to use, directly or indirectly, the Trademarks for any other purposes without Licensor’s consent in writing.

2.2.2           The license granted by Licensor to Licensee hereunder is valid only in mainland China (excluding Hong Kong, Macao, and Taiwan). Licensee agrees that it may not use or permit any third party to use, directly or indirectly, the Trademark in any other territory.

2.3              Licensor hereby acknowledges that Licensee’s authorization regarding the use of certain trademarks of Phoenix Satellite TV by China Mobile Communication Corporation (“China Mobile”) and a relevant third party (namely, Aspire Information Technologies (Beijing) Ltd.), pursuant to the Cooperation Agreement between Licensee and China Mobile dated December 12, 2008, is valid; provided, however, that Licensee shall ensure that under no circumstances will such authorization exceed the scope provided for in this Section 2.2.

2.4              A registration application for each of the Trademarks set forth in Exhibit 1 has been filed by Licensor’s agent with the Trademark Office of the State Administration for Industry & Commerce of the People’s Republic of China on the respective application date of such Trademark, which application is still in the examination and approval process as of the date hereof. Both Parties agree that the grant of licenses in respect of such Trademarks pending registration shall be subject to the Trademark Office’s approval for the registration of such Trademarks, that the foregoing licenses shall become effective as of the respective dates on which the relevant Trademarks are approved for registration, and that the scope of such licenses shall be subject to the scope of goods or services as set forth in the relevant Trademark Registration Certificates.

ARTICLE THREE     LICENSE FEE

3.1              In consideration of the license granted by Licensor pursuant to Article Two hereof, Licensee agrees to pay Licensor a license fee in the amount of US$7,000 each year pursuant to this Article Three (“License Fee”).

3.2              Licensor may at its own discretion waive the License Fee payable by Licensee.

ARTICLE FOUR   USE LIMITATION

4.1              In using the Trademarks licensed by Licensor, Licensee shall comply with all applicable Laws and regulations and obtain all appropriate government approvals required for all activities in connection with the licensed Trademarks. In addition, Licensee shall maintain the highest quality standards in its business operation so as to ensure that Licensor’s Trademarks and brand will not be adversely affected by Licensee’s use of the same.

4.2              The right to use the Trademarks granted by Licensor to Licensee hereunder can be exercised only during the term hereof and only in the territory in which such right is granted. In addition, with respect to any specific licensed Trademark, Licensee may use such Trademark only for such goods or services as set forth in the Trademark Registration Certificate of such Trademark and not for any other goods or services. Licensee may not use, directly or indirectly, the Trademarks at any other time, in any other territory, or in any other manner.

4.3              Licensee agrees that its use of the right granted by Licensor shall be in strict compliance with the terms and conditions of this Agreement and that in no event may Licensee’s use of any right granted by Licensor be in a manner which, in Licensor’s opinion, is deceptive, misleading or harmful to Licensor’s interest.

4.4              Licensee shall present to Licensor for its approval, samples of any product, packaging, label, advertisement or other materials bearing the licensed Trademarks and must make revisions at Licensor’s instruction, if any.

4.5              Licensor shall have the right to supervise any use of the licensed Trademarks by Licensee and to demand that any activity of Licensee which is deemed by Licensor as being harmful to Licensor’s business, reputation or Licensor’s goodwill associated with the licensed Trademarks be stopped, and Licensee agrees to comply promptly with all instructions and demands of Licensor in this regard.

4.6              During the term of this Agreement, Licensor or its duly authorized representative shall have the right to examine the manner and materials adopted by Licensee in its use of the licensed Trademarks and determine whether Licensee’s business activities are in compliance with the provisions hereof. The cost incurred by each Party in connection with such examination shall be borne by each Party itself.

4.7              If, for any reason, this Agreement or the right granted hereunder is terminated, Licensee’s right to use the licensed Trademarks shall become null and void immediately, and Licensee warrants that it will (i) not, without Licensor’s prior consent in writing, register or use any licensed Trademark or any service mark, name, logo, word, packaging form, color, design or pattern similar to any licensed Trademark at any time following the termination of this Agreement; (ii) not, without Licensor’s prior consent in writing, register or use any licensed Trademark as Licensee’s enterprise name or a portion thereof in any province, municipality of China and in any other territory outside of China at any time following the termination of this Agreement; and (iii) turn over to Licensor or its designated representative all items in Licensee’s possession that relate to or bear the licensed Trademarks, or change the items that bear the licensed Trademarks to the extent that they no longer bear such Trademarks. This provision shall survive the termination of this Agreement.

ARTICLE FIVE     REGISTRATION OF THE TRADEMARK LICENSE

5.1              Within three (3) months of the date hereof, the Parties shall submit a copy of this Agreement to the Administration for Industry and Commerce agency of the area in which Licensor is located for such administration’s record and examination in accordance with the Trademark Law of the People’s Republic of China. In addition, Licensor shall file this Agreement or any other document or documents designated by Licensor with the Trademark Office for registration, the cost of which shall be borne by Licensee.

5.2              Both Parties agree that for the purpose of the abovementioned registration, this Agreement may be amended or a new trademark license agreement may be entered into to replace this Agreement, provided that the original intent of the relevant provisions herein is not contradicted; provided, further, that Licensor may immediately terminate this Agreement unilaterally if limitations or conditions unacceptable to Licensor are imposed for the purpose of such registration or if such registration is refused, suspended or canceled.

5.3              In the event of early termination of this Agreement, the Parties shall promptly notify the Administration for Industry and Commerce agency of the area in which Licensor is located and Licensor shall notify the Trademark Office and undertake the relevant procedures as required by such Office.

ARTICLE SIX     CONFIDENTIALITY OBLIGATION

6.1              Licensee shall keep in confidence Licensor’s confidential materials and information (“Confidential Information”) of which Licensee may be aware or to which Licensee may have access on account of the aforementioned Trademark license received by Licensee.  Upon the termination of this Agreement and at Licensor’s request, Licensee shall return to Licensor or destroy any document, material or software containing such Confidential Information, delete the same from any memory devices, and may not continue to use such Confidential Information.  Without Licensor’s permission in writing, Licensee may not divulge, convey or transfer such Confidential Information to any third party.

6.2              Both Parties agree that this Section 6.1 shall survive the amendment, cancelation or termination of this Agreement.

6.3              Confidential Information shall not include any information which

6.3.1        was already previously known by Licensee as indicated by written evidence;

6.3.2        has entered into the public domain through no fault of Licensee or become known by the general public for any other reasons; or

6.3.3        is hereafter lawfully obtained by Licensee through other channels.

6.4              Recipient may disclose Confidential Information on a need-to-know basis to its employees or agents or to professional personnel that it engages; provided, however, that such individuals shall also be bound by this Agreement, maintain the confidentiality of the Confidential Information, and use the Confidential Information solely for the purpose of carrying out this Agreement.

ARTICLE SEVEN       REPRESENTATIONS AND WARRANTIES

7.1              Licensor hereby represents and warrants that

7.1.1        it is a limited liability company duly registered and validly existing under the laws of the jurisdiction in which it is registered, has independent legal person qualification and the complete and independent legal status and capacity required to sign, deliver and perform under this Agreement, and may act as an independent litigation subject;

7.1.2        it has full internal corporate power and authorization to sign and deliver this Agreement as well as all other documents to be signed by it in connection with the transaction anticipated herein and it has full power and authorization to consummate the transactions anticipated herein; this Agreement is duly and appropriately signed and delivered by it and constitutes its lawful, valid and binding obligations, enforceable in accordance with its terms; and

7.1.3        it owns the right to license the registered Trademarks hereunder.

7.2              Licensee represents and warrants that

7.2.1        it is a limited liability company duly registered and validly existing under the laws of the jurisdiction in which it is registered, has independent legal person qualification and the complete and independent legal status and capacity required to sign, deliver and perform under this Agreement, and may act as an independent litigation subject;

7.2.2        it has full internal corporate power and authorization to sign and deliver this Agreement as well as all other documents to be signed by it in connection with the transaction anticipated herein and it has full power and authorization to consummate the transactions anticipated herein; this Agreement is duly and appropriately signed and delivered by it and constitutes its lawful, valid and binding obligations, enforceable in accordance with its terms;

7.2.3        it has and will have, at the time this Agreement becomes effective and thereafter, all business certificates and licenses required to conduct its business and full rights and qualification to conduct an Internet services business within China as well as other business as is now conducted by Licensee; and

7.2.4        it will promptly advise Licensor of any lawsuit in which it is involved and other adverse conditions and make its best effort to mitigate losses.

ARTICLE EIGHT     LICENSOR’S RIGHT OF LICENSE; PROTECTION

8.1              Licensee agrees that during the term hereof and thereafter, Licensee may not contest Licensor’s right to use, license and dispose in any other manner the Trademarks, or the validity of this Agreement, nor may Licensee take any action which is deemed by Licensor as jeopardizing such right or license.

8.2              Licensee agrees to provide to Licensor all assistance required to protect Licensor’s right to the Trademarks. In the event of any claim by any third party against the Trademarks, Licensor may, at its own discretion, defend any lawsuit arising out of such claim on behalf of Licensor itself, Licensee or both Parties hereto. In the event of any infringement upon Trademarks by any third party, Licensee shall promptly notify Licensor in writing of the same to the extent of Licensee’s knowledge; provided, however, that only Licensor shall have the right to decide whether or not to take any action against such infringement.

8.3              Licensee agrees that its use of the Trademarks shall be in strict compliance with the terms and conditions of this Agreement. In no event may Licensee’s use of the Trademarks be in a manner which, in Licensor’s opinion, is deceptive, misleading or harmful to the Trademarks or Licensor’s reputation.

ARTICLE NINE     QUALITY; PROMOTION

9.1              Licensee shall maintain the highest standard of quality in its business operation so as to protect and enhance the reputation represented by the Trademarks.

9.2              In the event that Licensee needs to use any promotional materials in connection with the Trademarks, the cost of producing such promotional materials shall be borne by Licensee. Any and all copyrights and other intellectual property rights in the promotional materials referencing the Trademarks hereunder shall be vested solely and exclusively in Licensor, regardless of the invention of such promotional materials by either Licensor or Licensee. Licensee agrees that without Licensor’s prior approval in writing, Licensee may not promote or advertise the registered Trademarks on any radio, TV, newspaper, magazine, Internet, or any other media.

ARTICLE TEN      TERM

10.1            Both Parties hereby acknowledge that this Agreement shall become effective on the date on which it is duly signed by the Parties and have a term of five (5) years commencing as of the effective date hereof. Unless earlier terminated as agreed to by the Parties in writing or extended pursuant to Section 10.2 hereof, this Agreement shall terminate on the earlier of the expiration date of this Agreement or the date on which Licensor’s right to license the registered Trademarks set forth in Exhibit 1 hereto is terminated.

10.2            Upon confirmation by Licensor in writing prior to the expiration of the term hereof, this Agreement may be extended for as long as may be agreed to by both Licensor and Licensee through negotiation; provided, however, that Licensee shall not have the right to decide the extension of the term hereof.

10.3            Upon the termination of this Agreement, both Parties shall continue to perform their obligations under Articles Three and Six hereof.

ARTICLE ELEVEN     INDEMNIFICATION

Licensee shall indemnify Licensor and hold it free and harmless against all losses actually sustained by Licensor in granting the license hereunder, including but not limited to any and all losses arising out of any lawsuit, recovery, arbitration or claim brought forth by any third party or any administrative investigation or penalty, except where such losses are caused by Licensor’s willful misconduct or gross default.

ARTICLE TWELVE     NOTICE

12.1            Any and all notices, requests, instructions or other communications required to be made by one Party to the other hereunder shall be made in writing.

12.2            The foregoing notice or other communication shall be deemed duly given upon its delivery by fax or telex or personal delivery or five (5) days following its delivery by mail.

ARTICLE THIRTEEN       LIABILITIES FOR BREACH

13.1            Both Parties agree and acknowledge that a substantial breach of any covenant  or failure to substantially perform any obligation hereunder by either Party (the “Breaching Party”) shall constitute a breach of this Agreement (“Breach”), and the non-breaching Party (the “Non-breaching Party”) shall have the right to demand rectification or remedy by the Breaching Party within a reasonable period of time. If the Breaching Party fails to rectify the Breach or to take remedial measures within such reasonable period of time or ten (10) days following the Non-breaching Party’s written notice and demand for rectification thereof, then, in the case of any Breach by Licensee, the Non-breaching Party has the right, at its own discretion, to (i) terminate this Agreement and demand indemnification by the Breaching Party for all damages, or (ii) ask the Breaching Party to continue performing its obligations hereunder and indemnify the Non-breaching Party for all its damages; or, in the case of any Breach by Licensor, the Non-breaching Party may ask the Breaching Party to continue performing its obligations hereunder and indemnify the Non-breaching Party for all its damages.

13.2            Both Parties agree and acknowledge that under no circumstances may Licensee terminate this Agreement on any ground, unless otherwise provided for by Law or this Agreement.

13.3            Notwithstanding any other provisions herein, the validity of this Article Thirteen shall survive the suspension or termination of this Agreement.

ARTICLE FOURTEEN      FORCE MAJEURE

In the event that a Party’s performance of this Agreement or any other covenants of the Parties is directly affected by an earthquake, typhoon, flood, fire, war, computer virus, design loophole in any software tool, hacker attack on the Internet, amendment to law or policy or any other event of force majeure which is not foreseeable or the result of which is not to be prevented or avoided, such Party shall immediately give the other Licensor notice by fax of such event and within thirty days (30) thereafter provide a detailed report thereof as well as a certification document explaining the cause for the non-performance or delayed performance of this Agreement, which certification document shall be issued by the public notary of the region in which the event of force majeure occurred. The Parties shall decide through consultation whether performance of this Agreement, in whole or in part, shall be relieved or delayed to the extent affected by such event. With respect to economic losses sustained by either Licensors a result of such event, neither Party shall be liable.

ARTICLE FIFTEEN     REASSIGN; SUBLICENSE

Without Licensor’s consent in writing, this Agreement, the rights granted by Licensor and Licensee’s obligations hereunder, may not be assigned, leased, pledged or sublicensed to any third party, nor may Licensee in any other way assign any of its economic interest or any of its rights obtained by reason of this Agreement to any third party.

ARTICLE SIXTEEN     MISCELLANEOUS

16.1            This Agreement is made in Chinese in two (2) original copies, with each Party holding one (1) copy.

16.2            The execution, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

16.3            Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties through negotiation. In the event that the Parties cannot reach an agreement within thirty (30) days following the occurrence of such dispute, the dispute shall be submitted to arbitration by the Hong Kong International Arbitration Centre in accordance with the arbitration rules of such centre then in effect. The arbitration shall be conducted in Hong Kong in English and the arbitral award shall be final and binding upon both Parties.

16.4            The rights, power and remedies conferred upon either Party herein shall not exclude any other rights, powers or remedies to which such Party is entitled under law, regulations, and other provisions herein, and the exercise by one Party of its right, powers, or remedies shall not hinder its exercise of any other right, powers, or remedies.

16.5            Failure to exercise or delay in exercising any right, power, or remedy under this Agreement or law (collectively, the “Rights”) shall not be deemed a waiver of the Rights, and any single or partial exercise of the Rights shall not exclude the exercise of the Rights in any other manner or the exercise of any other rights.

16.6            Headings herein are inserted for ease of reference only. In no event may such headings be used to interpret or affect the interpretation of the provisions herein.

16.7            This Agreement shall supersede all other agreements, written or oral, of the Parties regarding the subject matter of this Agreement and constitute the entire agreement of the Parties concerning such subject matter.

16.8            All provisions herein are separable and independent of any other provisions. If one or more provisions hereof are held invalid, unlawful or unenforceable at any time, the validity, lawfulness and enforceability of the remaining provisions of this Agreement shall not be adversely affected thereby.

16.9            Amendments or additions to this Agreement shall be made in writing and may not become effective unless and until duly executed by the Parties.

16.10          This Agreement shall have binding force on the lawful assigns of both Parties.

16.11         Both Parties warrant that they will report and pay their respective taxes arising out of transaction anticipated herein in accordance with law.

[Remainder of this page intentionally left blank]

[signature page]

IN WITNESS HEREOF, the Parties have signed this Agreement as of the date and in the place first written above.

Licensor:	Phoenix Satellite Television Trademark Limited (seal)

By:	/s/ Keung Chui
Name:	Keung Chui
Title:	Authorized Representative:

Licensee:	Beijing Tianying Jiuzhou Network Technology Co., Ltd. (seal)

By:
Name:
Title:	Authorized Representative:

[signature page]

IN WITNESS HEREOF, the Parties have signed this Agreement as of the date and in the place first written above.

Licensor:	Phoenix Satellite Television Trademark Limited (seal)

By:
Name:
Title:	Authorized Representative:

Licensee:	Beijing Tianying Jiuzhou Network Technology Co., Ltd. (seal)

By:	/s/ Ming Chen
Name:	Ming Chen
Title:	Authorized Representative:

EXHIBIT 1

List of Trademarks

I.  Trademark Registration Certificate

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Reg. No.	Expiration Date
1		Phoenix Chi Word Logo	China	38	Phoenix Satellite Television Trademark Limited	1097565	2017.9.6
2		Phoenix Chi Word Logo	China	38	Phoenix Satellite Television Trademark Limited	1085971	2017.8.20
3		Phoenix InfoNews Logo	China	38	Phoenix Satellite Television Trademark Limited	1959047	2013.2.13
4		Phoenix Movie Logo	China	38	Phoenix Satellite Television Trademark Limited	1987948	2012.12.13
5		Phoenix Network Logo	China	9	Phoenix Satellite Television Trademark Limited	3139875	2013.5.27

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Reg. No.	Expiration Date
6		Phoenix Network Logo	China	16	Phoenix Satellite Television Trademark Limited	3139874	2017.8.27
7		Phoenix Network Logo	China	28	Phoenix Satellite Television Trademark Limited	3139873	2014.2.20
8		Phoenix Network Logo	China	35	Phoenix Satellite Television Trademark Limited	3139872	2013.8.6
9		Phoenix Network Logo	China	37	Phoenix Satellite Television Trademark Limited	3139871	2014.2.13
10		Phoenix Network Logo	China	38	Phoenix Satellite Television Trademark Limited	1097572	2017.9.6
11		Phoenix Network Logo	China	39	Phoenix Satellite Television Trademark Limited	3139870	2013.6.27

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Reg. No.	Expiration Date
12		Phoenix Network Logo	China	41	Phoenix Satellite Television Trademark Limited	3139869	2013.8.20
13		Phoenix Network Logo	China	42	Phoenix Satellite Television Trademark Limited	3139868	2013.9.6
14		Phoenix Network Logo	China	41	Phoenix Satellite Television Trademark Limited	3300821	2013.12.20

II. Notice of Acceptance for Trademark Registration Applications

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
1	中華小姐環球大賽	Miss Chinese Cosmos - Chi Word Logo	China	38	Phoenix Satellite Television Trademark Limited	5452238	2006.6.30
2	中華小姐環球大賽	Miss Chinese Cosmos - Chi Word Logo	China	41	Phoenix Satellite Television Trademark Limited	5452239	2006.6.30
3	MISS CHINESE COSMOS PAGEANT	Miss Chinese Cosmos - Eng Word Logo	China	38	Phoenix Satellite Television Trademark Limited	5452240	2006.6.30

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
4	MISS CHINESE COSMOS PAGEANT	Miss Chinese Cosmos - Eng Word Logo	China	41	Phoenix Satellite Television Trademark Limited	5452241	2006.6.30
5		Miss Chinese Cosmos - Lady Logo	China	38	Phoenix Satellite Television Trademark Limited	5452242	2006.6.30
6		Miss Chinese Cosmos - Lady Logo	China	41	Phoenix Satellite Television Trademark Limited	5452243	2006.6.30
7		Miss Chinese Cosmos - Word & Logo	China	38	Phoenix Satellite Television Trademark Limited	5452244	2006.6.30
8		Miss Chinese Cosmos - Word & Logo	China	41	Phoenix Satellite Television Trademark Limited	5452245	2006.6.30
9		Phoenix Chi Word Logo	China	41	Phoenix Satellite Television Trademark Limited	5614889	2006.9.18
10		Phoenix Movie (New) Chi Logo	China	38	Phoenix Satellite Television Trademark Limited	6645330	2008.4.8

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
11		Phoenix Movie (New) Chi Logo	China	41	Phoenix Satellite Television Trademark Limited	6645449	2008.4.8
12		Phoenix Movie (New) Eng Logo	China	38	Phoenix Satellite Television Trademark Limited	6645332	2008.4.8
13		Phoenix Movie (New) Eng Logo	China	41	Phoenix Satellite Television Trademark Limited	6645331	2008.4.8
14		Phoenix Network Logo	China	41	Phoenix Satellite Television Trademark Limited	5614891	2006.9.18
15		Phoenix Network Logo & Chi/Eng Word	China	1	Phoenix Satellite Television Trademark Limited	5892215	2007.2.5
16		Phoenix Network Logo & Chi/Eng Word	China	2	Phoenix Satellite Television Trademark Limited	5892214	2007.2.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
17		Phoenix Network Logo & Chi/Eng Word	China	3	Phoenix Satellite Television Trademark Limited	5892213	2007.2.5
18		Phoenix Network Logo & Chi/Eng Word	China	4	Phoenix Satellite Television Trademark Limited	5892212	2007.2.5
19		Phoenix Network Logo & Chi/Eng Word	China	5	Phoenix Satellite Television Trademark Limited	5892211	2007.2.5
20		Phoenix Network Logo & Chi/Eng Word	China	6	Phoenix Satellite Television Trademark Limited	5892210	2007.2.5
21		Phoenix Network Logo & Chi/Eng Word	China	7	Phoenix Satellite Television Trademark Limited	5892209	2007.2.5
22		Phoenix Network Logo & Chi/Eng Word	China	8	Phoenix Satellite Television Trademark Limited	5892208	2007.2.5
23		Phoenix Network Logo & Chi/Eng Word	China	10	Phoenix Satellite Television Trademark Limited	5892207	2007.2.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
24		Phoenix Network Logo & Chi/Eng Word	China	11	Phoenix Satellite Television Trademark Limited	5892206	2007.2.5
25		Phoenix Network Logo & Chi/Eng Word	China	12	Phoenix Satellite Television Trademark Limited	5892205	2007.2.5
26		Phoenix Network Logo & Chi/Eng Word	China	13	Phoenix Satellite Television Trademark Limited	5892204	2007.2.5
27		Phoenix Network Logo & Chi/Eng Word	China	14	Phoenix Satellite Television Trademark Limited	5892203	2007.2.5
28		Phoenix Network Logo & Chi/Eng Word	China	15	Phoenix Satellite Television Trademark Limited	5892202	2007.2.5
29		Phoenix Network Logo & Chi/Eng Word	China	17	Phoenix Satellite Television Trademark Limited	5892201	2007.2.5
30		Phoenix Network Logo & Chi/Eng Word	China	18	Phoenix Satellite Television Trademark Limited	5892225	2007.2.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
31		Phoenix Network Logo & Chi/Eng Word	China	19	Phoenix Satellite Television Trademark Limited	5892224	2007.2.5
32		Phoenix Network Logo & Chi/Eng Word	China	20	Phoenix Satellite Television Trademark Limited	5892223	2007.2.5
33		Phoenix Network Logo & Chi/Eng Word	China	21	Phoenix Satellite Television Trademark Limited	5892222	2007.2.5
34		Phoenix Network Logo & Chi/Eng Word	China	22	Phoenix Satellite Television Trademark Limited	5892221	2007.2.5
35		Phoenix Network Logo & Chi/Eng Word	China	23	Phoenix Satellite Television Trademark Limited	5892190	2007.2.5
36		Phoenix Network Logo & Chi/Eng Word	China	24	Phoenix Satellite Television Trademark Limited	5892189	2007.2.5
37		Phoenix Network Logo & Chi/Eng Word	China	25	Phoenix Satellite Television Trademark Limited	5892188	2007.2.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
38		Phoenix Network Logo & Chi/Eng Word	China	26	Phoenix Satellite Television Trademark Limited	5892187	2007.2.5
39		Phoenix Network Logo & Chi/Eng Word	China	27	Phoenix Satellite Television Trademark Limited	5892186	2007.2.5
40		Phoenix Network Logo & Chi/Eng Word	China	29	Phoenix Satellite Television Trademark Limited	5892185	2007.2.5
41		Phoenix Network Logo & Chi/Eng Word	China	30	Phoenix Satellite Television Trademark Limited	5892184	2007.2.5
42		Phoenix Network Logo & Chi/Eng Word	China	31	Phoenix Satellite Television Trademark Limited	5892183	2007.2.5
43		Phoenix Network Logo & Chi/Eng Word	China	32	Phoenix Satellite Television Trademark Limited	5892182	2007.2.5
44		Phoenix Network Logo & Chi/Eng Word	China	33	Phoenix Satellite Television Trademark Limited	5892181	2007.2.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
45		Phoenix Network Logo & Chi/Eng Word	China	34	Phoenix Satellite Television Trademark Limited	5892200	2007.2.5
46		Phoenix Network Logo & Chi/Eng Word	China	36	Phoenix Satellite Television Trademark Limited	5892199	2007.2.5
47		Phoenix Network Logo & Chi/Eng Word	China	40	Phoenix Satellite Television Trademark Limited	5892198	2007.2.5
48		Phoenix Network Logo & Chi/Eng Word	China	44	Phoenix Satellite Television Trademark Limited	5892197	2007.2.5
49		Phoenix Network Logo & Chi/Eng Word	China	45	Phoenix Satellite Television Trademark Limited	5892196	2007.2.5
50		Phoenix New Media	China	9	Phoenix Satellite Television Trademark Limited	6882738	2008.8.5
51		Phoenix New Media	China	16	Phoenix Satellite Television Trademark Limited	6882737	2008.8.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
52		Phoenix New Media	China	35	Phoenix Satellite Television Trademark Limited	6882736	2008.8.5
53		Phoenix New Media	China	38	Phoenix Satellite Television Trademark Limited	6882755	2008.8.5
54		Phoenix New Media	China	41	Phoenix Satellite Television Trademark Limited	6882754	2008.8.5
55		Phoenix New Media	China	42	Phoenix Satellite Television Trademark Limited	6882753	2008.8.5
56		ifeng.com	China	9	Phoenix Satellite Television Trademark Limited	6882744	2008.8.5
57		ifeng.com	China	16	Phoenix Satellite Television Trademark Limited	6882743	2008.8.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
58		ifeng.com	China	35	Phoenix Satellite Television Trademark Limited	6882742	2008.8.5
59		ifeng.com	China	38	Phoenix Satellite Television Trademark Limited	6882741	2008.8.5
60		ifeng.com	China	41	Phoenix Satellite Television Trademark Limited	6882740	2008.8.5
61		ifeng.com	China	42	Phoenix Satellite Television Trademark Limited	6882739	2008.8.5
62		ifeng	China	9	Phoenix Satellite Television Trademark Limited	6882730	2008.8.5
63		ifeng	China	16	Phoenix Satellite Television Trademark Limited	6882729	2008.8.5
64		ifeng	China	35	Phoenix Satellite Television Trademark Limited	6882728	2008.8.5

No.	Trademark	Trademark Logo	Country	Class	Proprietor	Application No.	Application Date
65		ifeng	China	38	Phoenix Satellite Television Trademark Limited	6882727	2008.8.5
66		ifeng	China	41	Phoenix Satellite Television Trademark Limited	6882726	2008.8.5
67		ifeng	China	42	Phoenix Satellite Television Trademark Limited	6882745	2008.8.5